November 22, 2002

                 DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

As of January 7, 2003, the fund will be renamed Dreyfus Premier New Jersey Municipal Bond Fund, Inc., and will designate its existing shares as Class A shares and commence offering two additional classes of shares. Each class will be subject to a front-end or contingent deferred sales charge. Beneficial owners of fund shares held in a fund account on December 31, 2002, however, may continue to make future purchases of Class A fund shares in that account without a sales charge.

                                                                       750s1102